®  (NASDAQ: STAA)  Cataract IOLs Refractive ICLs  Benchmark One-on- One Investor Conference May 12, 2011

FORWARD -LOOKING STATEMENTS  All statements in this presentation that are not statements of historical fact are forward -looking statements, including any projections of earnings, revenue, profit margin, cash or other financial items, any statements of the plans, strategies, and objectives of management for future operations, any statements regarding expectations for success of the ICL or other products in U.S. or international markets, any statements concerning proposed new products and government approval of new products, services or developments, any statements regarding future economic conditions or performance, the size of market opportunities statements of belief and any statements of assumptions underlying any of the foregoing . These statements are based on expectations and assumptions as of the date of this presentation and are subject to numerous risks and uncertainties, which could cause actual results to differ materially from those described in the forward -looking statements . The risks and uncertainties include our limited capital resources and limited access to financing, the broad discretion of the FDA and regulators in the European Community in approving any medical device and the inherent uncertainty that new devices will be approved, the likelihood of administrative delays, the need in certain future FDA submissions to satisfy additional and potentially costly requirements such as third party audits, the negative effect of the global recession on sales of products, especially products such as the ICL used in non-reimbursed elective procedures, the challenge of managing our foreign subsidiaries, the risk that sales of our newly introduced products may not restore profitability to our U.S. IOL product line, the risk that research and development efforts for planned products will not be successful, the willingness of surgeons and patients to adopt a new product and procedure, and the potential effect of negative publicity about LASIK on the demand for refractive surgery in general in the U.S., and the other factors discussed under the heading “Risk Factors” in our Annual Report on Form 10-K filed with the SEC on March 2, 2011. STAAR assumes no obligation to update its forward -looking statements to reflect future events or actual outcomes and does not intend to do so. Information for the first four months of 2011 is preliminary and not ® necessarily indicative of final second quarter results.

STAAR Investment Considerations   Two Large Market Opportunities   Two Differentiated Product Lines   Double Digit Revenue Growth   Profitable/Expanding Gross Margins   New Technology Introductions/Approvals   Strong Product Pipeline   No Debt/Strong Balance Sheet  ®

Intraocular Lens Focus  Lenses Placed within the Eye  Cataract Lens Refractive Lens    Replaces natural   Sits in front of natural crystalline lens crystalline lens    Cataract IOL   Refractive ICL™  ®

Surgical Refractive Correction Market    Up to 1.5 billion nearsighted people worldwide    160 million contact lens wearers    5.1 M Annual Refractive procedures WW by 2015    7.1 % Annual Growth    LASIK Market challenged by economy, technology limitations & negative media coverage   Source: The Global Refractive Surgery Market by Market Scope December 2010  ®

Visian ICL ®    Implantable Collamer Lens better known as “the Implantable Contact Lens”    Made from a proprietary material called Collamer®    Corrects myopia (nearsightedness) inability to see far distance    Toric ICL version corrects both myopia and astigmatism    Premium product with premium results  ®

Visian ICL  Competitive Landscape   STAAR is the market leader in this segment   >65% Unit Market Share    Other players (Anterior Phakic IOL):    Ophtec <30% Share    Abbott has marketed as distributor with little success    Novartis ~5% Share    CE Mark Approval in August 2008    Very little success in Europe   LASIK is the Real Competition  ®

ICL vs. LASIK    Small micro incision   Incision over 1 inch-long     Adds a lens into the eye   Burns material away    Permanent but removable   Cannot be reversed    Future options preserved   May reduce future options    Provides UV protection   No UV protection    No induced dry eye   Potential dry eye induced    99% satisfied after five   Varied percent of years with ICL enhancements  ®

Superior Data for Young Adults in the Military with Low Myopia  “Weapons Grade Vision”  UCVA ICL ICL LASIK Fort Fort Lackland Bragg* Hood* Air Force** 20/10 or better 9% 4% 20/15 or better 81% 78% 50% 20/20 or better 98% 100% 93%  * Eyes with pre-op cylinder of 1D or less.  ** Dr. Chaz Riley, USAF, Ocular Surgery News, September 25, 2010, 838 eyes with wavefront -optimized LASIK and PRK.  ®

VISIAN ICL GROWTH DYNAMICS    24.48% growth first four months of 2011   Next Generation Products Recently Approved   V4b with Expanded Treatment Ranges   V4c eliminating the need for an iridotomy   New Visian ICL DTC Campaign Trials   Potential New Approvals in U.S. and Japan   Visian ICL gaining market share globally  ®

New Visian V4b ICL   Introduced in 23 of 25 CE markets   New ranges alone accounted for 8% growth Q1   Expands treatment range on both Visian ICL (myopia) and HICL (hyperopia)    Can treat virtually any refractive error    Can be used as LASIK enhancement   New Visian Hyperopic Toric ICL   ®

New Visian V4c ICL   Proprietary aqueous port in center of ICL   Restores natural flow within the eye   Eliminates the need for iridotomy   Makes procedure much more convenient for the patient and surgeon (LASIK -like)   Makes economics better for the surgeon   Rollout in Europe the Second Half of 2011  ®

Visian V4c ICL Clinical Trials   First Phase study in 2008 (Dr. Shimizu in Japan)   6 patients implanted with standard ICL in one eye and modified ICL in fellow eye.   Second Phase study in 2010 (Dr. Shimizu)   19 patients – repeated same protocol  Dr. Shimizu has continued to use

Visian ICL Product Pipeline

Product	R	D	CE	Japan	U.S.
Toric ICL	√	√	√	2011	2011
V4b Expanded Range Lower myopes and toric hyperopic	√	√	√	NP	NP
V4c Eliminates need for PI	√	√	√	○	○
V5 Preloaded, enhanced safety design	○	○	2012	2012	2013
V6 Multifocal, MF Toric, forgiving design	○	○			

○= In the planning stage.

STAAR® SURGICAL

Visian ICL DTC Testing    Movie Theater: STAAR Campaign    Pre-movie ads, shown before all movies for 4 weeks    In-lobby promotions – consumer leaflets – surgeon and/or visianinfo    Evaluating data currently for next test market    Cable TV: Co-op Campaign with Local Surgeon    Network TV Co-op Campaign with Local Surgeon  ®

DTC Working in Korea  Moved Market Share from 5% to 12% in 2 Years  30 Second Radio Ads Subway Signage  Bus Wraps  ®

Visian ICL Revenue Gains

Increase of 24.48% through 4 Months 2011



Millions
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
Q305
Q405
Q106
Q206
Q306
Q406
Q107
Q207
Q307
Q407
Q108
Q208
Q308
Q408
Q109
Q209
Q309
Q409
Q110
Q210
Q310
Q410
Q111

- 10% ICL market penetration equals $200M at 85% to 90% GM

STAAR® SURGICAL

Worldwide Cataract Market “Large and Growing”    $3.4 billion Worldwide Cataract IOL market in 2015   8.1% CAGR    U.S. Market is $1 billion in 2015   6.5% CAGR    Driven by innovation / improved outcomes / aging population  Source: The Global IOL Market by Market Scope June 2010  ®

Cataract IOL Competitive Landscape is Tough    18.9 million global IOLs Implanted in 2010    The Big Three Global IOL share leaders    Alcon (Novartis) 53%    AMO (Abbott) 16%    B&L (Private) 10%    STAAR goal: the fastest growing in target markets    7% share in Japan, 3% share in U.S., target markets    Other players: Hoya, Kowa, Lenstec, Rayner, and Zeiss  ®  Source: The Global IOL Market by Market Scope June 2010

STAAR Cataract IOLs

nanoFLEX Family of IOLs



Silicone Toric Plate
(Premium Channel)



Collamer nanoFLEX
Aspheric (NTIOL)

Preloaded Proprietary IOLs

- Acrylic
- Silicone





Strategy: Move to Premium IOLs

- Aspheric
- Toric Collamer
- Less spectacle dependent
- All Preloaded

STAAR® SURGICAL

Unique Collamer ® Material    Proprietary hydrophilic material produces superior quality of vision    40% water content produces:    Reduced glare or halo effect    Free from glistenings    Patent protection until 2014/mfg know-how    Preliminary data demonstrates “accommodation” potential  ®

CAST with nanoFLEX ®IOL  “Collamer Accommodating Study Team”   Clinical observations: Collamer provides some accommodation or better visual results   Inherent property of the material??   Collamer Accommodating Study Team   Eight leading ophthalmic surgeons   All patients tested with same reading tools to measure near and intermediate vision  ®

CAST Findings    Distance Vision: All cataract patients see very well at far distance    Near Vision: Usually need some reading glasses  nanoFLEX SUPERIOR to all   Standard IOLs    Intermediate Vision: Usually need glasses for laptop  nanoFLEX SUPERIOR to ALL IOLs, both Standard and Premium  ®

Global Premium IOL Channel   536k procedures grow to 3.3M in 2020  $365M market grow to $1.3B by 2016   “Rapidly increasing presbyopic segment”   U.S. market will be 41% of procedures in 2020   Provides good near, intermediate and distance vision results   Surgeons and patients motivated  Source: The Global Market for Presbyopia-Correcting Surgery ® by Market Scope March 2011

nanoFLEX CE Mark Approval   Approval received in late April   Will begin rollout to key European markets beginning in June   Believe that the nanoFLEX Toric IOL will follow later this year to CE Markets   Upside to 2011 expectations and 2012 full year (the nanoFLEX Family)  ®

STAAR IOL Product Pipeline

Product	R	D	CE	Japan	U.S.
Preloaded Silicone	√	√	√	√	2011
Preloaded 1P Acrylic	√	√	2011	√	NP
nanoFLEX IOL	√	√	√	??	√
nanoFLEX Toric	√	○	2011	??	2011
nanoFLEX II	○	○	2012	??	2012*

*Depends on label claim pursued. Could be 2013.

○= In the planning stage.

STAAR SURGICAL

2011 Q1 Results  Comparison to Q1 2010 ($000’s)  Q1 2011 Q1 2010 Improvement  Revenue/CORE $14,849 $13,778 +8%/+10% Gross Profit Dollars $9,629 $8,829 +9% Gross Profit Margin 64.8% 64.1% +70bps Operating Expenses $9,421 $8,752 +8% Operating Income $208 $76 +173% Inc./Loss from Cont’d Ops $300 ($636) +$936  *Q1 2010 Net Income reported as $3.5M based upon $4.1M on net gain of divestiture .  ®

2011 Key Metric Report Card  Q1 Q2 Q3 Q4 2010  Double Digit Revenue Growth* Grow ICL Sales by 25%*  Continuous Expansion of GM %, End year at 66% Profitable in 3 of 4 quarters and for the full year  *Through 4 months 2011: Revenue +10% and ICLs +24.48%  ®

STAAR Balance Sheet   Profitable & Generating Cash/$10.4M end of Q1   Company Basically Debt Free    Only a working line of credit in Japan    $128M in NOLs (Worth $1 a share)   35 million shares of common stock outstanding   1.4 million warrants at approximately $4  ®

STAAR Near Term Catalysts   European Launch of New ICL & IOL Products   Visian ICL V4b and V4c  nanoFLEX IOL   Visian ICL growth in Japan (2010 approval)   FDA and PMDA Approval of Visian Toric ICL   CAST II clinical results for Cataract IOLs  ®

STAAR Investment Considerations   Two Large Market Opportunities   Two Differentiated Product Lines   Double Digit Revenue Growth   Profitable/Expanding Gross Margins   New Technology Introductions/Approvals   Strong Product Pipeline   No Debt/Strong Balance Sheet  ®

®  (NASDAQ: STAA)  Cataract IOLs Refractive ICLs  Benchmark One-on- One Investor Conference May 12, 2011